UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2010
SUPERVALU INC.
(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11840 Valley View Road Eden Prairie, Minnesota	55344

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 828-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-10.6
EX-10.7

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 14, 2010, A. Gary Ames and Marissa Peterson resigned voluntarily from the Board of Directors of SUPERVALU INC. (the “Corporation”), effective immediately.
Additionally, Jeffrey Noddle gave notice to the Corporation on April 14, 2010 that he will retire as Executive Chairman and director of the Corporation, effective at the Corporation’s Annual Meeting of Stockholders to be held on June 24, 2010. Also, on April 14, 2010, Lawrence A. Del Santo and Garnett L. Keith gave notice to the Corporation of their intention to retire from the Board of Directors effective at the Annual Meeting of Stockholders. As a result, Messrs. Noddle, Del Santo and Keith will not be standing for re-election as directors at the Annual Meeting of Stockholders.
The Corporation announced on April 20, 2010 that it expects Wayne C. Sales to be elected by the Board of Directors to the position of Non-Executive Chairman of the Board following the 2010 Annual Meeting of Stockholders. It is expected that Mr. Sales will serve as Non-Executive Chairman for a two-year term, contingent upon his continued service on the Board of Directors. At the end of that two-year term, the Board will reevaluate its leadership structure.
(e) Effective October 12, 2006, the Corporation entered into a Restricted Stock Unit Award Agreement (the “Agreement”) with Jeffrey Noddle. Under the Agreement, Mr. Noddle was granted 305,157 restricted stock units as an incentive to retain his services with the Company and to develop a succession plan. The Agreement provided that the restricted stock units would vest over a period of five years, subject to the satisfaction of certain conditions. On April 15, 2010, the Board of Directors of the Corporation determined that, because the objectives of the Agreement had been met, the unvested restricted stock units under the Agreement will vest on June 24, 2010, the effective date of Mr. Noddle’s retirement from the Corporation, subject to the terms and conditions of the Agreement as amended by Amendment No.1 thereto dated April 16, 2010 (the “Amendment”). The number of shares that vest on June 24, 2010 will be reduced, pursuant to Section 1(b) of the Amendment, based on the Company’s average stock price for the 90 days immediately preceding June 24, 2010.
The foregoing summary of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which was filed as Exhibit 99.1 to the Corporation’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 13, 2006 and is incorporated by reference herein. The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Additionally, on April 14, 2010, the Leadership Development and Compensation Committee of the Board of Directors approved the forms of the following revised award agreements under the 2007 Stock Plan for future grants of equity awards to officers of the Corporation:
•	Stock Option Agreement and Stock Option Terms and Conditions for Officers;

•	Restricted Stock Award Agreement and Restricted Stock Award Terms and Conditions for Officers;

•	Restricted Stock Unit Award Agreement and Restricted Stock Unit Award Terms and Conditions for Officers;

•	Stock Appreciation Rights Agreement for Officers;

•	Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (restricted stock settled); and

•	Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (cash settled)
The award agreements listed above are filed as Exhibits 10.2 through 10.7, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 15, 2010, the Board of Directors of the Corporation approved amendments to the Corporation’s Restated Bylaws, which were effective immediately. The Corporation’s Restated Bylaws were amended to decrease the total number of members of the Board of Directors from 15 to 13 to reflect the resignations of Mr. Ames and Ms. Peterson, to provide for the election by the Board of Directors of a Non-Executive Chairman of the Board, and to eliminate references to the position of Vice Chairman. Below is a description of each change to the Restated Bylaws.
Section 3.02(a) of the Corporation’s Restated Bylaws was amended to decrease the number of members of the Board of Directors by two members, to consist of 13 total members. As amended, Section 3.02(a) of the Corporation’s Restated Bylaws now states:
“Number: The Board of Directors currently consists of 13 members and the number of directors may be increased or decreased from time to time by resolution of a majority of the whole Board of Directors or of the holders of at least 75% of the stock of the Corporation entitled to vote, considered for the purpose as one class.”
Section 3.14, “Chairman of the Board of Directors” was added to the Restated Bylaws to provide for the election by the Board of a Non-Executive Chairman of the Board. Section 3.14 states:
“Chairman of the Board. The non-employee directors of the Board of Directors shall elect from their number a Chairman of the Board. The Chairman shall be an independent non-employee director. The Chairman shall preside at all meetings of the directors and shall have such other duties as may be prescribed, from time to time, by the Board of Directors. The Chairman shall serve for a term ending (a) at the time determined by the Board of Directors at the time of election or (b) upon his or her earlier death, resignation, removal or disqualification as an independent director. The Chairman may be removed as Chairman at any time with or without cause by a majority of the non-employee directors. The Chairman of the Board shall not be deemed to be an officer of the Corporation as a result of such title.”
Section 2.05 of the Corporation’s Restated Bylaws was amended to remove references to the Vice Chairman. As amended, Section 2.05 now states:
“Organization. At each meeting of the stockholders, the Chairman of the Board or such person’s delegate shall act as Chairman; in the event the Chairman is absent and such person has not designated a Chairman, the President, if also designated as CEO, shall act as Chairman, or the President, if also designated as CEO, shall designate a Chairman; and the Secretary of the Corporation or in such person’s absence an Assistant Secretary or in such person’s absence any person whom the Chairman of the meeting shall appoint shall act as Secretary of the meeting.”
Section 5.01 of the Corporation’s Bylaws was amended to remove references to the Chairman of the Board, as the Chairman will no longer be deemed to be an officer as a result of such title. As amended, Section 5.01 now states:
“Number. The officers of the Corporation shall consist of a President, a Treasurer and a Secretary, and, if elected, such additional officers as described in this Article V. The directors may designate one or more regional or divisional Presidents and Vice Presidents who shall not be officers of this Corporation. Any person may hold two or more offices except President and Vice President.
Former Section 5.04, “Chairman and Vice Chairman of the Board of Directors” of the Corporation’s Restated Bylaws was removed as a result of the addition of Section 3.14, and the remainder of Article V, “Officers” was renumbered accordingly.
Section 5.05, which has been renumbered Section 5.04, of the Corporation’s Restated Bylaws was amended to remove a reference to the Vice Chairman. As amended, Section 5.04 now states:
“President. The President shall have such duties as may, from time to time be prescribed by the Board of Directors and may be designated by the Board of Directors as the Chief Executive Officer. In the absence of the Chairman of the Board the President, if also designated as CEO, shall preside at all meetings of the directors.”

Section 5.15, which has been renumbered Section 5.14, of the Corporation’s Restated Bylaws was amended to remove a reference to the Vice Chairman. As amended, Section 5.15, which has been renumbered Section 5.14, now states:
“Authority to Execute Agreements. The Chairman of the Board, President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and Group Vice Presidents are hereby authorized to execute or cause to be executed in the name and on behalf of this Corporation, all contracts, agreements, deeds, mortgages, bonds, options, leases, lease and other guarantees of the obligations of others, including subsidiary corporations and customers, stock transfer documents, and such other instruments as may be necessary or desirable in the conduct of the business of the Corporation; and said officers are further authorized to sign and affix, or cause to be signed and affixed, the seal of the Corporation on any instrument requiring the same, which seal shall be attested by the signature of the Secretary, the Treasurer, any Assistant Secretary or any Assistant Treasurer.”
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description of Exhibit
3.1	Restated Bylaws of SUPERVALU INC., as amended April 14, 2010

10.1	Amended No. 1 to Restricted Stock Unit Award Agreement between SUPERVALU INC. and Jeffrey Noddle, dated April 16, 2010*

10.2	Form of 2007 Stock Plan Stock Option Agreement and Stock Option Terms and Conditions for Officers, as amended April 14, 2010*

10.3	Form of 2007 Stock Plan Restricted Stock Award Agreement and Restricted Stock Award Terms and Conditions for Officers, as amended April 14, 2010*

10.4	Form of 2007 Stock Plan Restricted Stock Unit Award Agreement and Restricted Stock Unit Award Terms and Conditions for Officers, as amended April 14, 2010*

10.5	Form of SUPERVALU INC. 2007 Stock Plan Stock Appreciation Rights Agreement for Officers, as amended April 14, 2010*

10.6	Form of SUPERVALU INC. 2007 Stock Plan Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (restricted stock settled), as amended April 14, 2010*

10.7	Form of SUPERVALU INC. 2007 Stock Plan Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (cash settled), as amended April 14, 2010*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2010
SUPERVALU INC.
	By:	/s/ David L. Boehnen
David L. Boehnen
Executive Vice President

EXHIBIT INDEX

Exhibit	Description of Exhibit
3.1	Restated Bylaws of SUPERVALU INC., as amended April 14, 2010

10.1	Amendment No. 1 to Unit Award Agreement between SUPERVALU INC. and Jeffrey Noddle, dated April 16, 2010*

10.2	Form of 2007 Stock Plan Stock Option Agreement and Stock Option Terms and Conditions for Officers, as amended April 14, 2010*

10.3	Form of 2007 Stock Plan Restricted Stock Award Agreement and Restricted Stock Award Terms and Conditions for Officers, as amended April 14, 2010*

10.4	Form of 2007 Stock Plan Restricted Stock Unit Award Agreement and Restricted Stock Unit Award Terms and Conditions for Officers, as amended April 14, 2010*

10.5	Form of SUPERVALU INC. 2007 Stock Plan Stock Appreciation Rights Agreement for Officers, as amended April 14, 2010*

10.6	Form of SUPERVALU INC. 2007 Stock Plan Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (restricted stock settled), as amended April 14, 2010*

10.7	Form of SUPERVALU INC. 2007 Stock Plan Performance Stock Unit Award Agreement and Performance Stock Unit Award Terms and Conditions (cash settled), as amended April 14, 2010*

*	Indicates management contract, compensatory plan or arrangement required to be filed pursuant to Item 601(b)(10)(iii)(A) of Regulation S-K